EXHIBIT 4.5
                                                         FORM OF TRUST AGREEMENT










                                 TRUST AGREEMENT

                                      among

                      RESIDENTIAL ASSET FUNDING CORPORATION,
                         as Depositor and General Partner

                        ________________________________
                                as Owner Trustee

                                       and

                        ________________________________
                               as Co-Owner Trustee

                          Dated as of__________________




                             __________ TRUST _________



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                              TABLE OF CONTENTS
                                                                            Page
                                                                            ----
ARTICLE I DEFINITIONS ......................................................  1

   SECTION 1.1  CAPITALIZED TERMS ..........................................  1
   SECTION 1.2  OTHER DEFINITIONAL PROVISIONS ..............................  5

ARTICLE II ORGANIZATION ....................................................  5

   SECTION 2.1  NAME .......................................................  5
   SECTION 2.2  OFFICE .....................................................  5
   SECTION 2.3  PURPOSES AND POWERS ........................................  5
   SECTION 2.4  APPOINTMENT OF OWNER TRUSTEE ...............................  6
   SECTION 2.5  INITIAL CAPITAL CONTRIBUTION OF OWNER TRUST ESTATE .........  6
   SECTION 2.6  DECLARATION OF TRUST .......................................  6
   SECTION 2.7  LIABILITY OF THE GENERAL PARTNER ...........................  7
   SECTION 2.8  TITLE TO TRUST PROPERTY ....................................  7
   SECTION 2.9  SITUS OF TRUST .............................................  7
   SECTION 2.10 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR;
   COVENANT OF THE DEPOSITOR ...............................................  8
   SECTION 2.11 FEDERAL INCOME TAX ALLOCATIONS .............................  9
   SECTION 2.12 COVENANTS OF THE GENERAL PARTNER ...........................  9
   SECTION 2.13 COVENANTS OF THE CERTIFICATEHOLDERS ........................ 10

ARTICLE III RESIDUAL INTEREST INSTRUMENTS AND TRANSFER OF INTERESTS ........ 11

   SECTION 3.1  INITIAL OWNERSHIP .......................................... 11
   SECTION 3.2  THE RESIDUAL INTEREST INSTRUMENTS .......................... 11
   SECTION 3.3  EXECUTION, AUTHENTICATION AND DELIVERY OF RESIDUAL
   INTEREST INSTRUMENTS .................................................... 11
   SECTION 3.4  REGISTRATION OF TRANSFER AND EXCHANGE OF RESIDUAL
   INTEREST INSTRUMENTS .................................................... 11
   SECTION 3.5  MUTILATED. DESTROYED. LOST OR STOLEN RESIDUAL
   INTEREST INSTRUMENTS .................................................... 12
   SECTION 3.6  PERSONS DEEMED CERTIFICATEHOLDERS .......................... 12
   SECTION 3.7  ACCESS TO LIST OF CERTIFICATEHOLDERS'  NAMES
   AND ADDRESSES ........................................................... 13
   SECTION 3.8  MAINTENANCE OF OFFICE OR AGENCY ............................ 13
   SECTION 3.9  APPOINTMENT OF PAYING AGENT ................................ 13
   SECTION 3.10 RESTRICTIONS ON TRANSFER OF RESIDUAL INTEREST
   INSTRUMENTS ............................................................. 14
   SECTION 3.11 SECURITIES MATTERS ......................................... 15

ARTICLE IV ACTIONS BY OWNER TRUSTEE ........................................ 16

   SECTION 4.1  PRIOR NOTICE TO CERTIFICATEHOLDERS WITH RESPECT
   TO CERTAIN MATTERS ...................................................... 16
   SECTION 4.2  ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO
   CERTAIN MATTERS ......................................................... 17
   SECTION 4.3  ACTION BY CERTIFICATEHOLDERS WITH RESPECT TO
   BANKRUPTCY .............................................................. 18
   SECTION 4.4  RESTRICTIONS ON CERTIFICATEHOLDERS' POWER .................. 18
   SECTION 4.5  MAJORITY CONTROL ........................................... 18

ARTICLE V APPLICATION OF TRUST FUNDS; CERTAIN DUTIES ....................... 18

   SECTION 5.1  ESTABLISHMENT OF TRUST ACCOUNT ............................. 18
   SECTION 5.2  APPLICATION OF TRUST FUNDS ................................. 18
   SECTION 5.3  METHOD OF PAYMENT .......................................... 19
   SECTION 5.4  SEGREGATION OF MONEYS: NO INTEREST ......................... 19
   SECTION 5.5  ACCOUNTING AND REPORTS TO THE CERTIFICATEHOLDERS,
   THE INTERNAL REVENUE SERVICE AND OTHERS ................................. 19
   SECTION 5.6  SIGNATURE ON RETURNS: TAX MATTERS PARTNER .................. 20

ARTICLE VI AUTHORITY AND DUTIES OF OWNER TRUSTEE ........................... 20

   SECTION 6.1  GENERAL AUTHORITY .......................................... 20


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   SECTION 6.2   GENERAL DUTIES ............................................ 21
   SECTION 6.3   ACTION UPON INSTRUCTION ................................... 21
   SECTION 6.4   NO DUTIES EXCEPT AS SPECIFIED IN THIS AGREEMENT,
   THE BASIC DOCUMENTS OR  IN INSTRUCTIONS ................................. 22
   SECTION 6.5   NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR
   INSTRUCTIONS ............................................................ 22
   SECTION 6.6   RESTRICTIONS .............................................. 22

ARTICLE VII CONCERNING THE OWNER TRUSTEE ................................... 23

   SECTION 7.1   ACCEPTANCE OF TRUSTS AND DUTIES ........................... 23
   SECTION 7.2   FURNISHING OF DOCUMENTS ................................... 24
   SECTION 7.3   REPRESENTATIONS AND WARRANTIES ............................ 24
   SECTION 7.4   RELIANCE; ADVICE OF COUNSEL ............................... 25
   SECTION 7.5   NOT ACTING IN INDIVIDUAL CAPACITY ......................... 25
   SECTION 7.6   OWNER TRUSTEE NOT LIABLE FOR RESIDUAL INTEREST
   INSTRUMENTS OR LOANS .................................................... 25
   SECTION 7.7  OWNER TRUSTEE MAY OWN RESIDUAL INTEREST INSTRUMENTS
   AND NOTES ............................................................... 26
   SECTION 7.8   LICENSES .................................................. 26
   SECTION 7.9   RIGHTS OF CO-OWNER TRUSTEE ................................ 26

ARTICLE VIII COMPENSATION OF OWNER TRUSTEE AND CO-OWNER TRUSTEE ............ 26

   SECTION 8.1   OWNER TRUSTEE'S FEES AND EXPENSES ......................... 26
   SECTION 8.2   INDEMNIFICATION ........................................... 26
   SECTION 8.3   PAYMENTS TO THE OWNER TRUSTEE AND THE CO-OWNER TRUSTEE .... 27

ARTICLE IX TERMINATION OF TRUST AGREEMENT .................................. 27

   SECTION 9.1   TERMINATION OF TRUST AGREEMENT ............................ 27
   SECTION 9.2   DISSOLUTION UPON BANKRUPTCY OF THE GENERAL PARTNER ........ 28

ARTICLE X SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES ........... 29

   SECTION 10.1  ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE ................ 29
   SECTION 10.2  RESIGNATION OR REMOVAL OF OWNER TRUSTEE OR CO-OWNER
   TRUSTEE ................................................................. 29
   SECTION 10.3  SUCCESSOR OWNER TRUSTEE OR CO-OWNER TRUSTEE ............... 30
   SECTION 10.4  MERGER OR CONSOLIDATION OF OWNER TRUSTEE OR CO-OWNER
   TRUSTEE ................................................................. 30
   SECTION 10.5  APPOINTMENT OF CO-OWNER TRUSTEE OR SEPARATE OWNER
   TRUSTEE ................................................................. 30

ARTICLE XI MISCELLANEOUS ................................................... 32

   SECTION 11.1  SUPPLEMENTS AND AMENDMENTS ................................ 32
   SECTION 11.2  NO LEGAL TITLE TO OWNER TRUST ESTATE IN
   CERTIFICATEHOLDERS ...................................................... 33
   SECTION 11.3  LIMITATIONS ON RIGHTS OF OTHERS ........................... 33
   SECTION 11.4  NOTICES ................................................... 33
   SECTION 11.5  SEVERABILITY .............................................. 34
   SECTION 11.6  SEPARATE COUNTERPARTS ..................................... 34
   SECTION 11.7  SUCCESSORS AND ASSIGNS .................................... 34
   SECTION 11.8  NO PETITION ............................................... 34
   SECTION 11.9  NO RECOURSE ............................................... 34
   SECTION 11.10 HEADINGS .................................................. 34
   SECTION 11.11 GOVERNING LAW ............................................. 34
   SECTION 11.12 BANKRUPTCY MATTERS ........................................ 34

EXHIBIT A        Form of Residual Interest
EXHIBIT B        Form of Certificate of Trust


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     TRUST  AGREEMENT,  dated  as of  ____________________,  among  RESIDENTIAL
ASSET FUNDING CORPORATION, a North Carolina corporation, as General Partner and Holder of the Non-Transferable Residual Interest Instrument (the "Depositor"),_____________________________ a Delaware banking corporation, as Owner Trustee (the "Owner Trustee") not in its individual capacity but solely as Owner Trustee, and ____________________________, Co-Owner Trustee (the "Co-Owner Trustee").

                                  ARTICLE I

                                 DEFINITIONS

     Section 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

     "Administration  Agreement" shall mean the Administration Agreement,  dated
as  of   __________________   among  the   Issuer,   _____________________   and
______________________, as Administrator.

     "Administrator" shall mean _____________________________ or any successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

     "Basic Documents" shall mean this Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Custodial Agreement, the Note Depository Agreement, and the other documents and certificates delivered in connection therewith.

     "Benefit  Plan"  shall have the  meaning  assigned  to such term in Section
3.11.

     "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

     "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.1.

     "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit C to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

     "Certificateholder" or "Holder" shall mean a Person in whose name a Residual Interest Instrument is registered.

     "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.


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     "Code"  shall mean the  Internal  Revenue  Code of 1986,  as  amended,  and
Treasury Regulations promulgated thereunder.

     "Co-Owner Trustee" shall mean ____________________________________.

     "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at ____________________________________________, Attention: Corporate Trust
Administration; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Certificateholders and the Depositor).

     "Definitive Certificates" means a certificated form of security that represents a Residual Interest Instrument.

     "Demand Note" shall have the meaning assigned to such term in Section 2.11(b).

     "DTC" shall mean The Depository Trust Company, as the initial Clearing Agency.

     "ERISA" shall have the meaning assigned thereto in Section 3.10.

     "Event of Default" shall have the meaning  assigned to such term in Section
5.1 of the Indenture.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Expenses" shall have the meaning assigned to such term in Section 8.2.

     "General Partner" shall mean initially the Depositor, or the successor permitted by the Agreement.

     "Indenture" shall mean the Indenture, dated as of ______________________, by and between the Issuer and the Indenture Trustee.

     "Indenture Trustee" means __________________________, as Indenture Trustee under the Indenture.

     "Insolvency Event" shall have occurred with respect to the Depositor if:

          (i) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Depositor and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (ii) the Depositor shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Depositor or of or relating to all or substantially all of the Depositor's property;



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          (iii)  the  board of  directors  of the  Depositor  shall  voluntarily dissolve the Depositor; or

          (iv) the Depositor shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

     provided, however, that the substantive consolidation of the Depositor with an entity in respect of which the events described in (i) - (iv) above have occurred shall not constitute an Insolvency Event with respect to the Depositor.

     "Issuer" shall mean _______________ Trust ________, the Delaware business trust created pursuant to this Agreement.

     "Majority Residual Interestholders" The Holders of more than an aggregate 50% Percentage Interest of the Residual Interest.

     "Minimum Net Worth" means as of any date of determination, and with respect to the General Partner, net worth equal to ____% of the aggregate value of the Residual Interest Instruments. For the purpose of the determination of Minimum Net Worth: (i) any Demand Note issued to the General Partner shall be valued at par, (ii) assets subject to a lien shall be valued at zero, (iii) the Residual Interest Instruments or any other interests in any entity taxable as a partnership for federal income tax purposes shall be valued at zero, (iv) investments shall be valued at their respective purchase prices plus accrued interest, and (v) demand notes _______________, issued as contributions to the General Partner in connection with its status as a general partner of any other entity that is to be treated, for income or franchise tax purposes as a partnership formed pursuant to trust agreements substantially similar to this Agreement shall be valued at an amount equal to the excess, if any, of (a) the aggregate current amount of all such demand notes over (b) ___% of the aggregate value of the Residual Interest Instruments, all Residual Interest Instruments issued by such entities, as of such date of determination.

     "Non-permitted Foreign Holder" shall have the meaning set forth in Section 3.10.

     "Non-Transferable Residual Interest Instrument" shall mean an instrument substantially in the form attached as Exhibit B.

     "Non-U.S. Person" shall mean an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

     "Owner Trust  Estate"  shall mean the  contribution  of $100 referred to in
Section 2.5 and the Collateral (as defined in the Indenture).

     "Owner Trustee" shall mean [ ______________________ ], a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.



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     "Paying Agent" shall mean the Co-Owner Trustee or any successor in interest thereto or any other  paying  agent or  co-paying  agent  appointed  pursuant to
Section 3.9 and authorized by the Issuer to make payments to and distributions from the Certificate Distribution Account, including payment of principal of or interest on the Residual Interest Instruments on behalf of the Issuer.

     "Percentage Interest" shall mean with respect to each Residual Interest Instrument, the percentage portion of all of the Residual Interest evidenced thereby as stated on the face of such Residual Interest Instrument.

     "Prospective Certificateholder" shall have the meaning set forth in Section 3.10.

     "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Depositor, the Owner Trustee and the Co-Owner Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes and Residual Interest Instruments.

     "Record Date" shall mean as to each Distribution Date the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     "Residual Interest" shall mean the right to receive distributions of Excess Spread, if any, and certain other funds, if any, on each Distribution Date, pursuant to Section 5.2 of the Sale and Servicing Agreement.

     "Residual Interest Instrument" shall mean an instrument substantially in the form attached as Exhibit A or Exhibit B hereto and evidencing the Residual Interest.

     "Residual Interestholders" shall mean any Holder of a Percentage Interest of the Residual Interest. On the Closing Date, the Depositor will receive 1--% Percentage Interest of the Residual Interest.

     "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement dated as of September 4, among the Trust, as Issuer, the Depositor, as Seller, the Indenture Trustee, as Indenture Trustee and Co-Owner Trustee, and ______________________, as Servicer.

     "Secretary of State" shall mean the Secretary of State of the State of Delaware.

     "Transferrable Residual Interest Instrument" shall mean an instrument substantially in the form attached as Exhibit A.

     "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

     "Trust" shall mean the trust established by this Agreement.

     "Underwriters" shall mean ____________________________.



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     Section 1.2 Other Definitional Provisions.

     (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof', "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  ORGANIZATION

     Section 2.1 Name. The Trust created hereby shall be known as "________________ Trust ______________", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

     Section 2.3 Purposes and Powers. (a) The purpose of the Trust is to engage in the following activities:



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          (i) to issue  the Notes  pursuant  to the  Indenture  and to sell such
     Notes;

          (ii) with the proceeds of the sale of the Notes, to purchase the Loans, to fund the Pre-Funding Account and the Capitalized Interest Account, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor;

          (iii) to purchase, from time to time, from the Depositor with funds deposited to the Pre-Funding Account, the Subsequent Loans;

          (iv) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

          (v) to enter into and perform its obligations under the Basic Documents and all other documents connected therewith to which it is to be a party;

          (vi)  to  engage  in  those   activities,   including   entering  into
     agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

          (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders; and

          (viii) to issue the Residual Interest Instruments pursuant to this Agreement.

     The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     Section 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     Section 2.5 Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $100. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contributions, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     Section 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under



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


the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes (i) so long as there is a sole Certificateholder, the Trust shall be treated as a security arrangement, with the assets of the Trust being the Loans and other assets held by the Trust, the owner of the Loans being the sole Certificateholder and the Notes being non-recourse debt of the sole Certificateholder, and (ii) if there is more than one Certificateholder, the Trust shall be treated as a partnership for income and franchise purposes, with the assets of the partnership being the Loans and other assets held by the Trust, the partners of the partnership being the holders of the Residual Interest Instruments and the Notes being non-recourse debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as provided in the preceding sentence for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.


     Section 2.7 Liability of the General Partner. (a) The General Partner shall be liable directly to and will indemnify the injured party for all losses, claims, damages, liabilities and expenses of the Issuer (including Expenses, to the extent not paid out of the Trust Estate) to the extent that the General Partner would be liable if the Issuer were a partnership under the Delaware
Revised Uniform Limited Partnership Act in which the General Partner were a general partner; provided, however, that the General Partner shall not be liable for any losses incurred by a Holder in the capacity of an investor in the Residual Interest Instruments or a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Issuer (other than in connection with the obligations described in the preceding sentence for which the General Partner shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the General Partner under this paragraph shall be evidenced by the Residual Interest Instruments described in Section 3.2, which for purposes of the Business Trust Statute shall be deemed to be a separate class of Residual Interest Instruments from all other Residual Interest Instruments issued by the Issuer.

     (b) No Certificateholder, other than to the extent set forth in clause (a), shall have any personal liability or obligation to the Issuer.

     Section 2.8 Title to Trust Property.

     (a) Subject to the Indenture, legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, the Co-Owner Trustee and/or a separate trustee, as the case may be.

     (b) The Certificateholders shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Certificateholders shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.


     Section 2.9 Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York, except with respect to the Co-Owner Trustee. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York, except with respect to the Co-Owner Trustee. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     Section 2.10 Representations and Warranties of the Depositor; Covenant of the Depositor.

     (a) The Depositor hereby represents and warrants to the Owner Trustee and the Co-Owner Trustee that:

          (i) It is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

          (ii) It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (iii) It has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by it by all necessary corporate action.

          (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, its certificate of incorporation or by-laws, or any material indenture, agreement or other instrument to which it is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the its knowledge, any order, rule or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties.

          (v) There are no proceedings or investigations pending or, to its best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement.

          (vi) The Depositor represents and warrants that it has been duly capitalized so as to make its aggregate net worth at least equal to the Minimum Net Worth.

          (vii) If the Depositor is capitalized, in whole or in part by the delivery of a demand note (a "Demand Note") from ______________, the proceeds of such Demand Note will not be used to pay (i) any of the expenses of _______________ in connection with the transactions contemplated by the Basic Documents or (ii) the purchase price for the Residual Interest Instruments purchased pursuant to Section 3.2. Such Demand Note shall be enforceable against ______________, subject to its terms, and subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally subject to general principles of equity (whether applied in a proceeding at law or in equity). Such Demand Note may be retired, forgiven, or otherwise cancelled or disposed of, subject to its terms, provided that the Depositor shall deliver to the Owner Trustee and the Indenture Trustee an Opinion of Counsel to the effect that such cancellation shall not cause the Issuer to be an association taxable as a corporation or a publicly traded partnership for California Franchise Tax purposes.


     (b) The Depositor covenants with the Owner Trustee and the Co-Owner Trustee that during the continuance of this Agreement it will comply in all respects with the provisions of its certificate of incorporation in effect from time to time.

     Section 2.11 Federal Income Tax Allocations. Net income (or loss) of the Issuer for any month as determined for federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated among the Certificateholders as of the first Record Date following the end of such month, in proportion to their Percentage Interest ownership of Residual Interest Instruments on such date.

     Section 2.12 Covenants of the General Partner. The General Partner agrees and covenants for the benefit of each Certificateholder and the Owner Trustee, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

          (a) it shall not assign, sell, convey, pledge, transfer, reconvey, cancel, forgive, compromise or otherwise dispose of any Demand Note held by it, in whole or in part;

          (b) it shall not sell, assign, transfer, give or encumber, by operation of law or otherwise, in whole or in part, the interest evidenced by its Residual Interest Instrument acquired pursuant to Section 3.2;

          (c) it shall not create, incur or suffer to exist any indebtedness or engage in any business, except, in each case, as permitted by its certificate of incorporation and the Basic Documents;

          (d) it shall not, for any reason, institute proceedings for the Issuer to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Issuer, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Issuer, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of the property of the Issuer or cause or permit the Issuer to make any assignment for the benefit of creditors, or admit in writing the inability of the Issuer to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Issuer or take any action in furtherance of any such action;


          (e) it shall obtain from each counterparty to each Basic Document to which it or the Issuer is a party and each other agreement entered into on or after the date hereof to which it or the Issuer is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 9.1(f) such counterparty shall not institute against, or join any other Person in instituting against, it or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States;

          (f) it shall not, for any reason, withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action; and

          (g) it shall not make any distribution other than to the Issuer or unless the aggregate net worth of the General Partner following such distribution shall be at least equal to the Minimum Net Worth unless the General Partner shall deliver to the Owner Trustee and the Indenture Trustee an Opinion of Counsel to the effect that the failure to maintain such Minimum Net Worth shall not cause the Issuer to be an association taxable as a corporation or a publicly traded partnership for California Franchise Tax purposes.

     Section 2.13 Covenants of the Certificateholders. Each Holder agrees by its acceptance of a Residual Interest Instrument:

          (a) to be bound by the terms and conditions of the Residual Interest Instruments of which such Certificateholder is the owner and of this Agreement, including any supplements or amendments hereto and to perform the obligations of an Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Issuer, the Owner Trustee, and all other Certificateholders present and future;

          (b) to hereby appoint the General Partner as such Certificateholder's agent and attorney-in-fact to sign any federal income tax information return filed on behalf of the Issuer and agree that, if requested by the Issuer, it will sign such federal income tax information return in its capacity as holder of an interest in the Issuer. Each Certificateholder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns filed by the Issuer;

          (c) if such Certificateholder is other than an individual or other entity holding its Residual Interest Instrument through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee of any transfer by it of a Residual Interest Instrument in a taxable sale or exchange, within 30 days of the date of the transfer, and

          (d) until the completion of the events specified in Section 9.1(f), not to, for any reason, institute proceedings for the Issuer or the General Partner to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Issuer, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property, or cause or permit the Issuer to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                                   ARTICLE III

             RESIDUAL INTEREST INSTRUMENTS AND TRANSFER OF INTERESTS

     Section 3.1 Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Residual Interest Instruments, the Depositor shall be the sole owner of the Trust.

     Section 3.2 The Residual Interest Instruments. The Residual Interest Instruments shall not be issued with a principal amount. The Residual Interest Instruments shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee or the Co-Owner Trustee. Residual Interest Instruments bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Residual Interest Instruments or did not hold such offices at the date of authentication and delivery of such Residual Interest Instruments.

     A transferee of a Residual Interest Instrument shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder and under the Sale and Servicing Agreement, upon such transferee's acceptance of a Residual Interest Instrument duly registered in such transferee's name pursuant to Section 3.4.

     Section 3.3 Execution, Authentication and Delivery of Residual Interest Instruments. Concurrently with the initial sale of the Loans to the Issuer pursuant to the Sale and Servicing Agreement, the Owner Trustee or Co-Owner Trustee shall cause the Residual Interest Instruments representing 100% of the Percentage Interests of the Residual Interest to be executed on behalf of the Issuer, authenticated and delivered to or upon the written order of the
Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Residual Interest Instrument shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Residual Interest Instrument a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Administrator, as the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Residual Interest Instrument shall have been duly authenticated and delivered hereunder. All Residual Interest Instruments shall be dated the date of their authentication.

     Section 3.4 Registration of Transfer and Exchange of Residual Interest Instruments. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Residual Interest Instruments and of transfers and exchanges of Residual Interest Instruments as herein provided, [______________________] shall be the initial Certificate Registrar.

     The Depositor shall provide the Indenture Trustee with a list of the names and addresses of the Certificateholders on the Closing Date in such form as shall be delivered to the Certificate Registrar by the Depositor. Upon any transfers of Residual Interest Instruments, the Certificate Registrar shall notify the Indenture Trustee of the name and address of the transferee in writing, by facsimile.

     Upon surrender for registration of transfer of any Residual Interest Instrument at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Residual Interest Instruments in authorized denominations and of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Residual Interest Instruments may be exchanged for other Residual Interest Instruments of the same class in authorized denominations of a like aggregate amount upon surrender of the Residual Interest Instruments to be exchanged at the office or agency maintained pursuant to Section 3.8.

     Every Residual Interest Instrument presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each Residual Interest Instrument surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Residual Interest Instruments, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Residual Interest Instruments.

     Notwithstanding the preceding provisions of this Section 3.4, the Owner Trustee shall not be required to make, and the Certificate Registrar shall not be required to register, transfers or exchanges of Residual Interest Instruments for a period of 15 days preceding the due date for any payment with respect to the Residual Interest Instrument.

     Section 3.5 Mutilated, Destroyed, Lost or Stolen Residual Interest Instruments. If (a) any mutilated Residual Interest Instrument shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Residual Interest Instrument and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Residual Interest Instrument shall have been acquired by a bona fide purchaser, the Owner Trustee or Co-Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Administrator as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Residual Interest Instrument, a new Residual Interest Instrument of like tenor and denomination. In connection with the issuance of any new Residual Interest Instrument under this Section 3.5, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Residual Interest Instrument issued pursuant to this Section 3.5 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Residual Interest Instrument shall be found at any time.

     Section 3.6 Persons Deemed Certificateholders. Prior to due presentation of a Residual Interest Instrument for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Residual Interest Instrument shall be registered in the Certificate Register as the owner of such Residual Interest Instrument for the purpose of receiving distributions pursuant to Section 5.3 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

     Section 3.7 Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Depositor and the Indenture Trustee, within 15 days after receipt by the Owner Trustee of a request therefor from the Servicer, the Depositor or the Indenture Trustee in writing, a list, in such form as the Servicer, the Depositor or the Indenture Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Certificateholder, by receiving and holding a Residual Interest Instrument, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 3.8 Maintenance of Office or Agency. The Owner Trustee shall maintain an office or offices or agency or agencies where Residual Interest Instruments may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Residual Interest Instruments and the Basic Documents may be served. The Owner Trustee initially designates the Administrator's office in Minneapolis, Minnesota as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Residual Interestholders of any change in the location of the Certificate Register or any such office or agency.

     Section 3.9 Appointment of Paying Agent. The Owner Trustee hereby appoints the Co-Owner Trustee as Paying Agent under this Agreement. The Paying Agent shall make distributions to Residual Interestholders from the Certificate Distribution Account pursuant to Section 5.3 hereof and Section 5.1 of the Sale and Servicing Agreement and shall report the amounts of such distributions to the Owner Trustee. The Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. In the event that the Co-Owner Trustee shall no longer be the Paying Agent hereunder, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Owners in trust for the benefit of the Residual Interestholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee, and upon removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Section 7.1, Section 7.3,
Section 7.4 and Section 8.1 shall apply to the Co-Owner Trustee also in its role as Paying Agent, for so long as the Co-Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. Notwithstanding anything herein to the contrary, the Co-Owner Trustee and the Paying Agent shall be the same entity as the Indenture Trustee under the Indenture and the Sale and Servicing Agreement. If the Co-Owner Trustee and the Paying Agent cease to be the same entity as the Indenture Trustee under the Indenture and the Sale and Servicing Agreement, the Co-Owner Trustee and the Paying Agent shall resign and the Owner Trustee shall assume the duties and obligations of the Co-Owner Trustee and the Paying Agent hereunder and under the Sale and Servicing Agreement.

     Section 3.10 Restrictions on Transfer of Residual Interest Instruments.

     (a) Disposition by the General Partner. On the Closing Date, the Depositor, as General Partner, shall purchase for adequate consideration and retain beneficial and record ownership of Residual Interest Instruments representing at least 1% of the initial Certificate Balance, which Residual Interest Instruments shall be issued in definitive form. Any attempted transfer of any Residual Interest Instrument that would reduce such interest by the General Partner shall be void; provided, however, that such Residual Interest Instrument may be transferred to a successor General Partner pursuant to Section 9.2. The Owner Trustee shall cause any Residual Interest Instrument issued to the General Partner to contain a legend stating "THIS Residual Interest Instrument IS NOT TRANSFERRABLE, EXCEPT UNDER THE LIMITED CONDITIONS SPECIFIED IN THE TRUST AGREEMENT". The Residual Interest Instrument issued to the Depositor shall be non-transferrable and shall bear a legend to such effect.

     (b) Each prospective purchaser and any subsequent transferee of a Residual Interest Instrument (each, a "Prospective Certificateholder"), other than the Depositor, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

          (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is (x) aware that the seller of the Residual Interest Instrument may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and (y) acquiring such Residual Interest Instrument for its own account or for the account of one or more qualified institutional buyers for which it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Depositor).

          (ii) Such Person understands that the Residual Interest Instruments have not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a Person whom the seller reasonably believes is (A) a qualified institutional buyer or
     (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

          (iii) Such Person understands that the Residual Interest Instruments bear a legend to the following effect:

     "THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INTEREST MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A AND OF SUCH LAWS OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE

MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, RESIDENTIAL ASSET FUNDING CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS."

     (c) Each Prospective Certificateholder, other than the Depositor, shall represent and warrant, in writing, to the Owner Trustee and the Certificate
Registrar and any of their respective successors that the Prospective Certificateholder is not (i) an "employee benefit plan" within the meaning of
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a "plan" within the meaning of Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or (iii) any entity, including an insurance company separate account or general account, whose underlying assets are deemed to include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity.

     (d) By its acceptance of a Residual Interest Instrument, each Prospective Certificateholder agrees and acknowledges that no legal or beneficial interest in all or any portion of the Residual Interest Instruments may be transferred directly or indirectly to an individual, corporation, partnership or other person unless such transferee is not a Non-U.S. Person (any such person being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

     (e) The Owner Trustee or the Co-Owner Trustee shall not execute, and shall not countersign and deliver, a Residual Interest Instrument in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee and the Certificate Registrar a certificate signed by the transferee, a Book-Entry Nominee or a Non-permitted Foreign Holder, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Residual Interest Instruments to Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the transferee that it will not transfer a Residual Interest Instrument without providing to the Owner Trustee and the Certificate Registrar a substantially identical certificate signed by the Prospective Certificateholder to whom the Residual Interest Instrument is to be transferred.

     (f) The Residual Interest Instruments shall bear an additional legend referring to the foregoing restrictions contained in paragraphs (c), (d) and (e) above.

     (g) The Prospective Certificateholder shall obtain an opinion of counsel to the effect that, as a matter of federal income tax law, such Prospective Certificateholder is permitted to accept the transfer of a Residual Interest Instrument.

     Section 3.11 Securities Matters. Notwithstanding anything contained herein to the contrary, neither the Owner Trustee nor the Certificate Registrar shall be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, applicable state securities law or the Investment Company Act of 1934, as amended, applicable state securities law or the Investment Company Act; provided, however, that if a certificate is specifically required to be delivered to the Owner Trustee by a purchaser or transferee of a Residual Interest

Instrument, the Owner Trustee shall be under a duty to examine the same to determine whether it conforms to the requirements of this Trust Agreement and shall promptly notify the party delivering the same if such certificate does not so conform.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

     Section 4.1 Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action, and the Certificateholders shall not direct the Owner Trustee to take any action, unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or the Certificateholders have provided alternative direction:

          (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Loans);

          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

          (c) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is required;

          (d) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

          (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

          (f) the consent to the calling or waiver of any default of any Basic Document,

          (g) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document;

          (h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

          (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

          (j) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

          (k) do any act that conflicts with any other Basic Document;

          (1) do any act which would make it impossible to carry on the ordinary business of the Trust;

          (m) confess a judgment against the Trust;

          (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

          (o) cause the Trust to lend any funds to any entity; or

          (p) change the Trust's purpose and powers from those set forth in this Trust Agreement.

     In addition, the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor, and any of its affiliates.

     The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, and to the extent otherwise consistent with the Basic Documents, to (i) remove or replace the Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due,
(viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Depositor or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Depositor.

     Section 4.2 Action by Certificateholders with Respect to Certain Matters. [The Owner Trustee shall not have the power, except upon the direction of the Certificateholders, to (a) remove the Administrator under the Administration Agreement pursuant to Section 9 thereof, (b) appoint a successor Administrator pursuant to Section 9 of the Administration Agreement, (c) remove the Servicer under the Sale and Servicing Agreement pursuant to Section 10.1 thereof or (d) sell the Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.]

     Section 4.3 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder certifying that such Certificateholder reasonably believes that the Trust is insolvent.

     Section 4.4 Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

     Section 4.5 Majoritv Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Majority Residual Interestholders. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by the Majority Residual Interestholders at the time of the delivery of such notice.

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     Section 5.1 Establishment of Trust Account. The Owner Trustee shall cause the Servicer, for the benefit of the Certificateholders, to establish and maintain with __________________________ for the benefit of the Owner Trustee or Co-Owner Trustee one or more Eligible Accounts which so long as the Co-Owner Trustee holds such Trust Account shall be entitled "Certificate Distribution Account, ___________________________ as Indenture Trustee, in trust for the _______________ Trust, Series ________". Funds shall be deposited in the Certificate Distribution Account as required by the Sale and Servicing Agreement.

     All of the  right,  title and  interest  of the  Co-Owner  Trustee or Owner
Trustee in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Certificateholders and such other persons entitled to distributions therefrom. Except as otherwise expressly provided herein or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee or Co-Owner Trustee for the benefit of the Certificateholders and the Servicer.

     In addition to the foregoing, the Certificate Distribution Account is a Trust Account under the Sale and Servicing Agreement and constitutes part of the Trust Estate pledged by the Trust to the Indenture Trustee under the Indenture. The Certificate Distribution Account shall be subject to and established and maintained in accordance with the applicable provisions of the Sale and Servicing Agreement and the Indenture, including, without limitation, the provisions of Section 5.1(e) of the Sale and Servicing Agreement regarding distributions from the Certificate Distribution Account.

     Section 5.2 Application Of Trust Funds.

     (a) On each Distribution Date, the Owner Trustee or Co-Owner Trustee shall direct the Paying Agent to distribute to the Servicer and the Residual Interestholders from amounts on deposit in the Certificate Distribution Account the distributions as provided in Section 5.2(b) of the Sale and Servicing Agreement with respect to such Distribution Date.

     (b) On each Distribution Date, the Owner Trustee shall cause the Paying Agent to send to each Residual Interestholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 6.1 of the Sale and Servicing Agreement with respect to such Distribution Date.

     (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this
Section 5.2. Each of the Owner Trustee and the Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee or the Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (c). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such owner in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

          Section 5.3 Method of Payment. Subject to Section 3.9, distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder's Certificates in the aggregate evidence a denomination of not less than $1,000,000; or, if not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register; provided, however, that the initial Residual Interestholder shall receive all payments by wire transfer, in immediately available funds.

     Section 5.4 Segregation of Moneys: No Interest.  Subject to Section 4.1 and
Section 5.2, moneys received by the Owner Trustee hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law or the Sale and Servicing Agreement and shall be invested in Permitted Investments at the direction of the Servicer. The Owner Trustee shall not be liable for payment of any interest in respect of such moneys.

     Section 5.5 Accounting and Reports to the Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall deliver to each Certificateholder such information, reports or statements as may be required by the Code and applicable Treasury Regulations and as may be required to enable each Certificateholder to prepare its federal and state income tax returns. Consistent with the Trust's characterization for tax purposes, as a security arrangement for the issuance of non-recourse debt, no federal income tax return shall be filed on behalf of the Trust unless either (i) the Owner Trustee shall receive an Opinion of Counsel that, based on a change in applicable law occurring after the date hereof, or as a result of a transfer by the

Depositor permitted by Section 3.4, the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return. Notwithstanding the preceding sentence, the Owner Trustee shall file Internal Revenue Service Form 8832 and elect for the Trust to be treated as a domestic eligible entity with a single owner that is disregarded as a separate entity, which election shall remain in effect so long as the Depositor or any other party is the sole Certificateholder. In the event that the Trust is required to file tax returns, the Owner Trustee shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Depositor (or if the Depositor no longer owns any Residual Interest Instruments, the Certificateholder designated for such purpose by the Depositor to the Owner Trustee in writing) at least five (5) days before such returns are due to be filed. The Depositor (or such designee Owner, as applicable) shall promptly sign such returns and deliver such returns after signature to the Owner Trustee and such returns shall be filed by the Owner Trustee with the appropriate tax authorities. In no event shall the Owner Trustee or the Depositor (or such designee Certificateholder, as applicable) be liable for any liabilities, costs or expenses of the Trust or the Noteholders arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any act or omission by the Owner Trustee or the Depositor (or such designee Certificateholder, as applicable), as the case may be, in breach of its obligations under this Agreement. The Owner Trustee shall sign all tax information returns prepared and filed pursuant to this Section 5.5 and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, documents prepared by or calculations provided by, the General Partner, as the case may be. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Loans. The Owner Trustee shall not make the election provided under Section 754 of the Code.

     Section 5.6 Signature on Returns: Tax Matters Partner.

     (a) Notwithstanding the provisions of Section 5.5, the Owner Trustee shall sign on behalf of the Issuer the tax returns of the Issuer, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the General Partner.

     (b) The General Partner shall be the "tax matters partner" of the Issuer pursuant to the Code.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

     Section 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Notes, the Residual Interest Instruments and the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Classes of Securities in the following aggregate principal amounts: Class A-1 Notes, $_______; Class A-2 Notes, $________; Class A-3 Notes, $_________; Class A-4 Notes, $________; Class
M-1 Notes, $________; Class M-2

Notes, $_____; and Class B Notes, $_______. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Basic Documents. The General Partner may execute any other closing certificates or receipts on behalf of the Issuer.

     Section 6.2 General Duties. It shall be the duty of the Owner Trustee:

     (a) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator or the Co-Owner
Trustee has agreed in the Administration Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator, the General Partner or the Co-Owner Trustee to carry out its obligations under the Administration Agreement or this Agreement, respectively; and

     (b) to obtain and preserve the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate.

     Section 6.3 Action upon Instruction.

     (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any-time by written instruction of the Certificateholders pursuant to Article IV.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction from the Certificateholders as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     Section 6.4 No Duties Except as Specified in this Agreement, the Basic Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Basic Document or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

     Section 6.5 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to
Section 6.3.

     Section 6.6 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or
(b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

     Section 7.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section
7.3 expressly made by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Certificateholders;

          (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Residual Interest Instruments, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Seller, the Depositor, the Indenture Trustee, the General Partner or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act provided, that the Owner Trustee shall be liable for its negligence or willful misconduct in the event that it assumes the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement pursuant to Section 10.5.

     Section 7.2 Furnishing of Documents. The Owner Trustee shall furnish (a) to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to Noteholders promptly upon written request therefor, copies of the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement.

     Section 7.3 Representations and Warranties.

     (a) The Owner Trustee hereby represents and warrants to the Depositor for the benefit of the Certificateholders, that:

          (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of North Carolina. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or North Carolina law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     (b) The Co-Owner Trustee hereby represents and warrants to the Depositor that:

          (i) It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or ______________ law, governmental rule or regulation governing the banking or trust powers of the Co-Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     Section 7.4 Reliance: Advice of Counsel.

     (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic
Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

     Section 7.5 Not Acting in Individual  Capacity.  Except as provided in this
Article VII, in accepting the trusts hereby created [_________________] acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     Section 7.6 Owner Trustee Not Liable for Residual Interest Instruments or Loans. The recitals contained herein and in the Residual Interest Instruments (other than the signature and countersignature of the Owner Trustee on the Residual Interest Instruments) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Residual Interest Instruments (other than the signature and countersignature of the Owner Trustee on the Residual Interest Instruments and as specified in Section 7.3) or the Notes, or of any Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Loan, or the perfection and priority of any security interest created by any Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to

Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Loan on any computer or other record thereof; the validity of the assignment of any Loan to the Trust or of any intervening assignment; the completeness of any Loan; the performance or enforcement of any Loan; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any Subservicer taken in the name of the Owner Trustee.

     Section 7.7 Owner Trustee May Own Residual Interest Instruments and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Residual Interest Instruments or Notes and may deal with the Depositor, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

     Section 7.8 Licenses. The Owner Trustee shall with the advice of the Servicer and upon the authorization of the Depositor cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

     Section 7.9 Rights of Co-Owner Trustee. The Co-Owner Trustee shall be entitled to all the rights and benefits, but none of the liabilities, conferred upon the Owner Trustee in Article VII.

                                  ARTICLE VIII

               COMPENSATION OF OWNER TRUSTEE AND CO-OWNER TRUSTEE

     Section 8.1 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Servicer and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Co-Owner Trustee shall receive as compensation for its services hereunder such fees, if any, as have been separately agreed upon between the Depositor and the Co-Owner Trustee on or before the date hereof.

     Section 8.2 Indemnification. The Depositor shall be liable as primary obligor, and the Servicer as secondary obligor pursuant to the Administration Agreement, for, and shall indemnify the Owner Trustee (in its individual and trust capacities), the Co-Owner Trustee and their successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities; obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee (in its individual and trust capacities) or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee or the Co-Owner Trustee hereunder, except only that the

Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.1 of this Trust Agreement. The indemnities contained in this Section 8.2 shall survive the resignation or termination of the Owner Trustee or the Co-Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.2, the Owner Trustee's or Co-Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

     Section 8.3 Payments to the Owner Trustee and the Co-Owner Trustee. Any amounts paid to the Owner Trustee and/or Co-Owner Trustee pursuant to this
Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

     Section 9.1 Termination of Trust Agreement.

     (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect on the earliest of: (i) the satisfaction and discharge of the Indenture pursuant to Section 4.01 of the Indenture and the termination of the Sale and Servicing Agreement; (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's) alive on the date hereof and (iii) an Act of Insolvency with respect to the Depositor. Other than as set forth in clause (iii) above, the bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) The Residual Interest Instruments shall be subject to an early redemption or termination at the option of the Depositor in the manner and subject to the provisions of Section 11.2 of the Sale and Servicing Agreement.

     (c) Except as provided in Section 9.1(a) and Section 9.1(b), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

     (d) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Residual Interest Instruments to the Paying Agent for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders and the Rating Agencies mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to Section 9.1(a) or Section 9.1(b), which notice given by the Owner Trustee shall state (i) the Distribution Date upon or with respect to which final payment of the Residual Interest
Instruments shall be made upon presentation and surrender of the Residual Interest Instruments at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Residual Interest Instruments at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to

Certificateholders. Upon presentation and surrender of the Residual Interest Instruments, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to
Section 5.2 of the Sale and Servicing Agreement.

     In the event that all of the Certificateholders shall not surrender their Residual Interest Instruments for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their
Residual Interest Instruments for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Residual Interest Instruments shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Residual Interest Instruments, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Co-Owner Trustee to the General Partner and the Residual Interestholders shall look solely to the General Partner for payment.

     (e) Any funds held by the Issuer after funds for final distribution have been distributed or set aside for distribution shall be distributed by the Co-Owner Trustee to the General Partner.

     (f) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3820 of the Business Trust Statute.

     Section 9.2 Dissolution upon Bankruptcy of the General Partner. In the event that an Insolvency Event shall occur with respect to the General Partner, this Agreement shall be terminated in accordance with Section 9.1 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Owner Trustee shall have received written instructions from Certificateholders holding a majority of the Percentage Interest (other than the General Partner) to the effect that each such party disapproves of the liquidation of the Loans and dissolution of the Issuer. Promptly after the occurrence of any Insolvency Event with respect to the General Partner, (i) the General Partner shall give the Indenture Trustee and the Owner Trustee written notice of such Insolvency Event, (ii) the Owner Trustee shall, upon the receipt of such written notice from the General Partner, give prompt written notice to the Certificateholders and the Indenture Trustee of the occurrence of such event and (iii) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Owner Trustee or the General Partner, give prompt written notice to the Noteholders of the occurrence of such event; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a dissolution of the Issuer pursuant to the first sentence of this Section 9.2. Upon a dissolution pursuant to this Section 9.2, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust Estate in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale of the assets of the Issuer shall be treated as collections under the Sale and Servicing Agreement and shall be distributed in accordance with Section 5.1 thereof.

                                   ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     Section 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $_______________ and subject to supervision or examination by federal or state authorities; and having (or having a parent which has) a short-term rating of at least "_____" by [Moody's] and "______" by [Fitch]. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.1, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2(b).

     Section 10.2 Resignation or Removal of Owner Trustee or Co-Owner Trustee

     (a) If an Event of Default under the Sale and Servicing Agreement or an Event of Default under the Indenture should occur and be continuing, then the Co-Owner Trustee will resign in the manner specified in Section 10.2(b) and the Owner Trustee will assume the duties of the Co-Owner Trustee under this Agreement.

     (b) The Owner Trustee or Co-Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator and the Indenture Trustee. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee or Co-Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee or Co-Owner Trustee and one copy to the successor Owner Trustee or Co-Owner Trustee. If no successor Owner Trustee or Co-Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or Co-Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee or Co-Owner Trustee.

     If at any time the Owner Trustee or Co-Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee or Co-Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or Co-Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or Co-Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee or Co-Owner Trustee. If the Administrator shall remove the Owner Trustee or Co-Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee or Co-Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee or Co-Owner Trustee so removed and one copy to the successor Owner Trustee or Co-Owner Trustee, and shall be responsible for the payment of all fees owed to the outgoing Owner Trustee or Co-Owner Trustee.

     Any resignation or removal of the Owner Trustee or Co-Owner Trustee and appointment of a successor Owner Trustee or Co-Owner Trustee pursuant to any of the provisions of this Section 10.2 shall not become effective until acceptance of appointment by the successor Owner Trustee or Co-Owner Trustee pursuant to
Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee or Co-Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee or Co-Owner Trustee to each of the Rating Agencies.

     Section 10.3 Successor Owner Trustee or Co-Owner Trustee. Any successor Owner Trustee or Co-Owner Trustee appointed pursuant to Section 10.2(b) shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee or Co-Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee or Co-Owner Trustee shall become effective and such successor Owner Trustee or Co-Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee or Co-Owner Trustee. The predecessor Owner Trustee or Co-Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee or Co-Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee or Co-Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Co-Owner Trustee all such rights, powers, duties, and obligations.

     No successor Owner Trustee or Co-Owner Trustee shall accept appointment as provided in this Section 10.3 unless at the time of such acceptance such successor Owner Trustee or Co-Owner Trustee shall be eligible pursuant to
Section 10.1.

     Upon acceptance of appointment by a successor Owner Trustee or Co-Owner Trustee pursuant to this Section 10.3, the Administrator shall mail notice of the successor of such Owner Trustee or Co-Owner Trustee to all Owners, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee or Co-Owner Trustee, the successor Owner Trustee or Co-Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     Section 10.4 Merger or Consolidation of Owner Trustee or Co-Owner Trustee. Any corporation into which the Owner Trustee or Co-Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee or Co-Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee or Co-Owner Trustee, shall be the successor of the Owner Trustee Co-Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee or Co-Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     Section 10.5 Appointment of Co-Owner Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust under the Sale and Servicing

Agreement, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-owner trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 10.5, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee shall have the power to make such appointment. No co-owner trustee or separate owner trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.3 and no notice of the appointment of any co-trustee or separate owner trustee shall be required pursuant to Section 10.3.

     The Owner Trustee hereby appoints the Indenture Trustee as Co-Owner Trustee for the purpose of establishing and maintaining the Certificate Distribution Account and making the distributions therefrom to the Persons entitled thereto pursuant to Section 5.2 of the Sale and Servicing Agreement.

     Each separate owner trustee and co-owner trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate owner trustee or co-owner trustee jointly (it being understood that such separate owner trustee or co-owner trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate owner trustee or co-owner trustee, but solely at the direction of the Owner Trustee; provided that Co-Owner Trustee, in performing its duties and obligations under the Sale and Servicing Agreement, may act separately in its capacity as Co-Owner Trustee without the Owner Trustee joining in such Acts.

          (ii) no owner trustee under this Agreement shall be personally liable by reason of any act or omission of any other owner trustee under this Agreement; and

          (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate owner trustee or co-owner trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate owner trustees and co-owner trustees, as if given to each of them. Every instrument appointing any separate owner trustee or co-owner trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article X. Each separate owner trustee and co-owner trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     Any separate owner trustee or co-owner trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate owner trustee or co-owner trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. The Owner Trustee and the Co-Owner Trustee each agree that upon the occurrence and continuation of an Event of Default, the Co-Owner Trustee shall resign and, upon ten Business Days' notice from the Co-Owner Trustee, the Owner Trustee shall assume the duties and obligations of the Co-Owner Trustee under the Sale and Servicing Agreement and this Agreement, including without limitation, the obligations of the Co-Owner Trustee as Paying Agent pursuant to Section 3.9 hereof.

     The Co-Owner Trustee, in its capacity as Co-Owner Trustee, shall not have any rights, duties or obligations except as expressly provided in this Agreement and the Sale and Servicing Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.1 Supplements and Amendments. This Agreement may be amended by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, but without the consent of any of the Noteholders or the Certificateholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder or Certificateholder. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder if (i) an opinion of counsel is obtained to such effect, and
(ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

     This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with the prior written consent of the Rating Agencies and with the prior written consent of the Indenture Trustee, the Holders (as defined in the Indenture) of Notes evidencing more than 50% of the Outstanding Amount of the Notes and the Majority Residual Interestholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Loans or distributions that shall be required to be made for the benefit of the Noteholders (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes or the Percentage Interests required to consent to any such amendment, in either case of clause (a) or (b) without the consent of the holders of all the outstanding Notes, and in the case of clause (b) without the consent of the holders of all the outstanding Residual Interest Instruments.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Residual Interestholder, the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 11.2 No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with
Article V and Article IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

       Section 11.3 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Owners, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 11.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), at the following addresses: (i) if to the Owner Trustee, its Corporate Trust Office; (iii) if to the Depositor, Residential Asset Funding Corporation, Attention:_________________; (iv) if to the Co-Owner Trustee, _______________________, _______________, Attention: __________________________;
or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee, the Co-Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     Section 11.8 No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee) and the Co-Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Residual Interest Instrument, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the General Partner, the Depositor or the Trust, or join in any institution against the General Partner or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Residual Interest Instruments, the Notes, this Agreement or any of the Basic Documents.

     Section 11.9 No Recourse. Each Certificateholder by accepting a Residual Interest Instrument acknowledges that such Certificateholder's Residual Interest Instrument represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Servicer, the Depositor, the Administrator, the Owner Trustee, the Co-Owner Trustee or any affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Residual Interest Instruments or the Basic Documents.

     Section 11.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 11.11 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.12 Bankruptcy Matters. No party to this Agreement shall take any action to cause the Issuer to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Issuer adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Issuer, or file a petition seeking or consenting to reorganization or relief of the Issuer as debtor under any applicable federal or state law relating to bankruptcy, insolvency or other relief for debtors with respect to the Issuer; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Issuer or of all or any substantial part of the properties and assets of the Issuer, or cause the Issuer to make any general assignment for the benefit of creditors of the Issuer or take any action in furtherance of any of the above actions unless each Certificateholder shall have provided its written consent, stating that it reasonably believes the Issuer to be insolvent.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                    RESIDENTIAL ASSET FUNDING CORPORATION


                                    By: _______________________________

                                    Name: _____________________________

                                    Title: ____________________________



                                    ________________________________, not in
                                    its individual capacity but solely as Owner
                                    Trustee



                                    By: _______________________________

                                    Name: _____________________________

                                    Title: ____________________________



                                    _______________________________, not in
                                    its individual  capacity  but solely as
                                    Co-Owner Trustee and Paying Agent


                                    By: _______________________________

                                    Name: _____________________________

                                    Title: ____________________________

                      FORM OF RESIDUAL INTEREST INSTRUMENT


THE RESIDUAL INTEREST IN THE TRUST REPRESENTED BY THIS RESIDUAL INTEREST INSTRUMENT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS RESIDUAL INTEREST MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A AND SUCH LAWS OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, RESIDENTIAL ASSET FUNDING CORPORATION) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS RESIDUAL INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS RESIDUAL INTEREST INSTRUMENT OR ANY BENEFICIAL INTEREST THEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR HAVE RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT (I) AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF
SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO TITLE I OF ERISA, (II) OF "PLAN" WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (III) AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE ASSETS OF A PLAN DESCRIBED IN (I) OR
(II) ABOVE BY REASON OF SUCH PLAN'S INVESTMENT IN THE ENTITY.

                             __________ TRUST _____


                          RESIDUAL INTEREST CERTIFICATE

No. 1-T

       THIS CERTIFIES THAT _______________, (the "Owner") is the registered owner of a 99% residual interest in ________________ Trust _______ (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Trust Agreement dated as of __________________ (the "Trust Agreement") among Residential Asset Funding Corporation, as the Depositor, [ ______________ ], not in its individual capacity but solely in its fiduciary capacity as owner
trustee under  the  Trust  Agreement     (the     "Owner      Trustee")     and
________________________________, as Co-Owner Trustee (the "Co-Owner Trustee").

Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Residual Interest Instrument by one of its duly authorized signatories as set forth below. This Residual Interest Instrument is one of the Residual Interest Instruments referred to in the Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the holder of this Residual Interest Instrument by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Trust Agreement and the Sale and Servicing Agreement for the rights of the holder of this Residual Interest Instrument, as well as for the terms and conditions of the Trust created by the Trust Agreement.

     The holder, by its acceptance hereof, agrees not to transfer this Residual Interest Instrument except in accordance with terms and provisions of the Agreement.

     THIS RESIDUAL INTEREST INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Residual Interest Instrument to be duly executed.



                                    _____________ TRUST 1997-2


                                    By:  _______________________, not in its
                                         individual  capacity  but  solely as
                                         Owner Trustee under the Trust Agreement


                                     By:______________________________
                                           Authorized Signatory

DATED:___________




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Residual Interest referred to in the within-mentioned Agreement.



                                    ___________________________________ as
                                     Authenticating Agent


                                     By:_____________________________
                                           Authorized Signatory

                                   ASSIGNMENT



   FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)



_______________________________________________________________________________
the within Instrument, and all rights thereunder, hereby irrevocably constituting and appointing



____________________________________________________________________ Attorney to
transfer said Instrument on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:________________

                                    _________________________________________*/
                                          Signature Guaranteed:



                                    _________________________________________*/



_______________________

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Residual Interest Instrument in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.